UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2022

GREENLANE HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38875	83-0806637
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1095 Broken Sound Parkway	Suite 100
Boca Raton	FL	33487
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (877) 292-7660

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	GNLN	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☑

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Board of Directors Resignations

On December 20, 2022, Nicholas Kovacevich, Adam Schoenfeld and Richard Taney each provided notice of their intentions to resign as members of the Board of Directors (the “Board”) of Greenlane Holdings, Inc. (the “Company”), effective January 6, 2023 (the “Resignation Date” and collectively, the “Resignations”). Messrs. Kovacevich, Schoenfeld and Taney’s decisions to step down from the Board are due to their desires to pursue other interests and are not the result of any disagreement with the Company or any matter relating to the Company’s operations, policies or practices.

In connection with the Resignations, the Company will decrease the size of the Board from seven to five directors (the “Board Decrease”). As previously disclosed, Mr. Kovacevich will step down as Chief Executive Officer of the Company on December 31, 2022 and will continue his employment with the Company after the Resignation Date as Chief Corporate Development Officer, effective January 1, 2023 (the “Transition Date”).

Appointment of Craig Snyder to the Board of Directors

Concurrently with the Resignations, the Board will appoint Craig Snyder, the Company’s current President and as of the Transition Date, the Company’s Chief Executive Officer, to the Board to fill the vacancy created by the Resignations and the Board Decrease (the “Board Appointment” and together with the Resignations, the “Board Update”).

Item 7.01.     Regulation FD Disclosure

On December 22, 2022, the Company issued a press release related to the Board Update, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information furnished herewith pursuant to Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by the Company under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.    Financial Statements and Exhibits.

Exhibit No.	Description

99.1*	Press Release, dated December 22, 2022
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

*	Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENLANE HOLDINGS, INC.

Dated: December 22, 2022	By:	/s/ Lana Reeve
Lana Reeve
Chief Financial and Legal Officer